FOR IMMEDIATE RELEASE

MILLER ENERGY RESOURCES NOMINATES TWO NEW INDEPENDENT DIRECTOR CANDIDATES TO STAND FOR ELECTION AT FISCAL 2013 ANNUAL MEETING AND REDUCES BOARD TO SEVEN MEMBERS

Board to be Comprised of Seven Directors; Five of Whom are Independent

Files Preliminary Proxy Materials

Changes to Executive Compensation Announced

KNOXVILLE, TN - March 13, 2014 - Miller Energy Resources, Inc. (the “Company” or “Miller”) (NYSE: MILL) today announced that its Board of Directors has nominated two new, highly-qualified independent director nominees, Bob G. Gower, Chairman of Ensysce Biosciences, Inc. and former CEO of Lyondell Petrochemical Company, and Joseph T. Leary, Chief Financial Officer of Tarpon Operating & Development, LLC, to stand for election at the Company’s upcoming Annual Meeting of Shareholders (the “Annual Meeting”). Joining Messrs. Gower and Leary on the Company’s slate of director nominees are incumbent directors Deloy Miller, Scott M. Boruff, Gerald Hannahs, Marceau N. Schlumberger and Charles M. Stivers. Five of the seven director nominees are independent.

The Company also announced today that the Board’s Nominating and Corporate Governance Committee has voted to reduce the size of the Board from 10 to seven directors at the Annual Meeting, bringing Miller’s board structure to a more appropriate size for the Company.

“We are excited to welcome Bob and Joe, two seasoned executives with many decades of business and senior management experience, to our Board of Directors,” said Deloy Miller, Chairman of the Board of Directors. “During their distinguished careers, both Bob and Joe have worked at and served on the boards of companies across multiple industries, including financial services, energy and oil and gas exploration. We look forward to benefiting from their new perspectives and experience as we continue to position Miller for future success and deliver value to our stockholders.”

David J. Voyticky, David M. Hall, Don A. Turkleson, Herman E. Gettelfinger and General Merrill A. McPeak are expected to continue as directors until the next Annual Meeting, when we expect the new Board to be elected. Messrs. Voyticky and Hall will continue to serve in their capacities on Miller’s management team.

Deloy Miller continued, “We believe that reducing the size of the Board is consistent with best practices in corporate governance and will allow the Board to more efficiently carry out its duties. On behalf of the entire Board, I want to thank David, David, Don, Herman and General McPeak for their service and tremendous contributions to Miller’s Board. We look forward to David Voyticky’s and David Hall’s continued service as members of Miller’s senior management.”

In addition, the Company has announced that members of its senior management have agreed to eliminate an options package included in their compensation for fiscal 2014, and which was reflected in their July 29, 2013 employment agreements with the Company. The employment agreements were amended to reflect this change.

“I have met with many shareholders over the past six months, and on several occasions received feedback on management’s compensation package, and particularly the options included in it,” stated Scott M. Boruff, the Company’s Chief Executive Officer. “I discussed the issue with the other officers involved and we all agreed that amending our contracts and eliminating the options was the right thing to do. We listen to our shareholders.”

Additional information can be found in the Company’s preliminary proxy materials, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

Vinson & Elkins LLP and Baker, Donelson, Bearman, Caldwell & Berkowitz PC are serving as Miller’s legal advisors in connection with the Proxy.

About Bob G. Gower

Dr. Bob Gower has more than 50 years of business and senior management experience across a range of industries, including energy, chemical, and technology. He is the current Chairman of Ensysce Biosciences, Inc., a company he founded in 2008, which is focused on the use of carbon nanotubes as delivery agents in cancer treatment. In 2000, Dr. Gower co-founded Carbon Nanotechnologies, Inc. and served as its CEO until it merged with Unidym in 2007. He was CEO of Lyondell Petrochemical Company from 1988 to 1996, where he also served as Chairman of the Board from 1994 to 1997, and as President from 1985 to 1994. He was Senior Vice President at Atlantic Richfield Company from 1984 to 1985. Dr. Gower was Senior Vice President of ARCO Chemical Company from 1979 to 1984 and Vice President from 1977 to 1979. Since 1998, Dr. Gower has served on the Board of Directors of Kirby Corporation. He received his Bachelor’s and Master’s degrees from Southern Illinois University, and his doctorate in organic chemistry from the University of Minnesota.

About Joseph T. Leary

Mr. Leary has more than 40 years of experience in banking and finance with over 25 years in the energy business. Mr. Leary is currently the Chief Financial Officer of Tarpon Operating & Development, LLC, a private oil and gas exploration and production company, a position he has held since March 2011. Previously he served as Executive Vice President and Chief Financial Officer of Energy Partners, Ltd. from 2007 to February 2009. Further, he served as Senior Vice President and Chief Financial Officer of KCS Energy, Inc. from 2003 until it was acquired by Petrohawk Energy Corporation in 2006. Prior to his position with KCS, Mr. Leary was vice president of finance and treasurer at EEX Corporation from 1996 until 2002. From 1983 until 1996, he held a number of finance and treasury management positions of increasing responsibility at Enserch Corporation. Mr. Leary received a Bachelor of Business Administration degree from the University of Notre Dame and an M.B.A. from Pace University.

About Miller Energy Resources, Inc.

Miller Energy Resources, Inc. is an oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller's focus is in Cook Inlet, Alaska and in the heart of Tennessee's Appalachian Basin including the Mississippian Lime and Chattanooga Shale. Miller is headquartered in Knoxville, Tennessee with offices in Anchorage, Alaska and Huntsville, Tennessee. The Company's common stock is listed on the NYSE under the symbol MILL.

Important Additional Information
Miller Energy Resources, Inc., certain of its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s upcoming annual meeting. On March 13, 2014, the Company filed a preliminary proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proxy solicitation. Information relating to the participants in the proxy solicitation is contained in the preliminary proxy statement. The preliminary proxy statement is available at no charge on the Company’s website at www.millerenergyresources.com in the section “Investors” and on the SEC’s website at www.sec.gov. The Company will file with the SEC a definitive proxy statement and proxy card in connection with the proxy solicitation. The definitive proxy statement and proxy card will be furnished to all shareholders of the Company when they become available and will be available at no charge on the Company’s website at www.millerenergyresources.com in the section “Investors” and on the SEC’s website at www.sec.gov. In addition, the Company will provide copies of the definitive proxy statement and proxy card at no charge when they become available upon request by writing to the Company at Miller Energy Resources, Inc., Attention: Corporate Secretary, 9721 Cogdill Road, Suite 302, Knoxville, TN 37932. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT, WHICH IS AVAILABLE NOW, THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ALL OTHER MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS.

Forward-Looking Statements
Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology. A discussion of these risk factors is included in the Company’s periodic reports filed with the SEC.

Contact:
For more information, please contact the following:

Derek Gradwell
MZ Group
SVP Natural Resources
Phone: 512-270-6990
Email: dgradwell@mzgroup.us
Web: www.mzgroup.com